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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 30, 2002


                  CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-
                  27, Mortgage Pass-Through Certificates, Series
                  2002-27).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                                 333-100418                               95-4449516
     (State of Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)



             4500 Park Granada
           Calabasas, California                                91302
          ------------------------                          --------------
           (Address of Principal                              (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240

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Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-27, GREENWICH CAPITAL MARKETS, INC. ("GREENWICH"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GREENWICH Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-27, BEAR, STEARNS & CO INC. ("BEAR") has prepared certain materials (the "BEAR Computational Materials") for distribution to its potential investors. Although the Company provided GREENWICH and BEAR with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GREENWICH Computational Materials or the BEAR Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GREENWICH Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 30, 2002. The BEAR Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated October 30, 2002.


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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 28, 2002 and the prospectus supplement dated October 28, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-27.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1     GREENWICH Computational Materials filed on Form SE dated
             October 30, 2002

    99.2     BEAR Computational Materials filed on Form SE dated
             October 30, 2002

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.




                                                        By: / s / Darren Bigby
                                                            ------------------
                                                        Darren Bigby
                                                        Vice President


Dated:  October 30, 2002

                                 Exhibit Index



Exhibit                                                              Page

99.1  GREENWICH Computational Materials filed on Form SE dated         6
      October 30, 2002.
99.2  BEAR Computational Materials filed on Form SE dated              7
      October 30, 2002.

                                 EXHIBIT 99.1

  GREENWICH Computational Materials filed on Form SE dated October 30, 2002.

                                 EXHIBIT 99.2

     BEAR Computational Materials filed on Form SE dated October 30, 2002.


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